UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

October 23, 2008

MOBILEPRO CORP.
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(Exact Name of Registrant as Specified in Charter)

Delaware	000-51010	87-0419571
(State of Incorporation)	(Commission File Number )	(IRS Employer Identification No.)

6701 Democracy Blvd., Suite 202
Bethesda, MD 20817
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(Address of principal executive offices) (Zip Code)

(301) 571-3476
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(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

The Registrant made a power point presentation on recent developments and plans for 2009 at its annual meeting of shareholders on October 23, 2008. A copy of the power point presentation is attached hereto and incorporated herein as Exhibit 99.1 to this Current Report on Form 8-K. The Registrant also announced that voting for directors and other proxy items will remain open through Thursday, November 6, 2008.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1 Power Point Presentation by Mobilepro Corp. at its Annual Meeting of Shareholders on October 23, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

By: /s/ Jay O. Wright
Jay O. Wright
Chief Executive Officer

Date: October 23, 2008